CONFORMED COPY

                        REGISTRATION RIGHTS AGREEMENT
                        _____________________________

                    REGISTRATION RIGHTS AGREEMENT dated as of March 30, 1996 between Butterfly, Inc., a Connecticut corporation (the "Company") and Leonard Abramson (the
          "Shareholder").

                                  ARTICLE I

                                 DEFINITIONS

                    1.1.  Definitions.  The following terms, as
                          ___________
          used herein, have the following meanings:

                    "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                    "1934 Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations thereunder.

                    "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York are authorized by law to close.

                    "Commission" means the Securities and Exchange
          Commission.

                    "Common Stock" means the Company's Common
          Stock, par value $1.00 per share.

                    "Merger Agreement" means the Agreement and Plan of Reorganization dated as of the date hereof among Adonis, Inc., Antelope, Inc., the Company, Adonis Merger Sub, Inc. and Antelope Merger Sub, Inc.

                    "Person" means an individual, a corporation, a partnership, limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                    "Piggyback Registration" means a Piggyback
          Registration as defined in Section 2.2.

                    "Preferred Stock" means the Company's Class C
          Preferred Stock, par value $.01 per share.

                    "Registrable Securities" means all shares of Common Stock and Preferred Stock owned by the Shareholder.

                    "Shelf Registration Statement" means the Shelf Registration Statement as defined in Section 2.1.

                    "Underwriter" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

                                  ARTICLE II

                             REGISTRATION RIGHTS

                    2.1.  Shelf Registration. (a) The Company shall
                          __________________
          prepare and file with the Commission a shelf registration statement (as amended and supplemented from time to time, the "Shelf Registration Statement") relating to the Registrable Securities in accordance with Rule 415 under the 1933 Act and will use its best efforts to cause such Shelf Registration Statement to be declared effective no later than the Merger Date (as defined in the Merger Agreement) and to keep such Shelf Registration Statement continuously effective and in compliance with the 1933 Act and usable for resale of such Registrable Securities, for a period from the date on which the Commission declares such Shelf Registration Statement effective until the first date upon which the aggregate amount of Registrable Securities then owned by the Shareholder could be sold pursuant to Rule 145 under the 1933 Act within 15 trading days calculated in accordance with Rule 144 of the 1933 Act as of such date.

                    (b) If the aggregate proceeds from an offering of Registrable Securities pursuant to the Shelf Registration Statement are expected to be more than $100 million and if Shareholder so elects, such offering may be in the form of an underwritten offering. Shareholder shall select the managing Underwriters and any additional investment bankers and managers to be used in connection with such offering; provided that such managing
                              ________
          Underwriters and additional investment bankers must be reasonably satisfactory to the Company.

                    2.2.  Piggyback Registration.  If the Company
                          ______________________
          proposes to file a registration statement under the 1933 Act with respect to an offering of Common Stock or Preferred Stock (i) for the Company's own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or (ii) for the account of any of its holders of Common Stock or Preferred Stock, then the Company shall give written notice of such proposed filing to Shareholder as soon as practicable (but in no event less than 10 days before the anticipated filing date), and such notice shall offer Shareholder the opportunity to register such number of shares of Registrable Securities as Shareholder may request on the same terms and conditions as the Company's or such holder's Common Stock or Preferred Stock (a "Piggyback Registration").

                    2.3.  Reduction of Offering.  Notwithstanding
                          _____________________
          anything contained herein, if the managing Underwriter of an offering described in Section 2.2 delivers a written opinion to the Company that (i) the size of the offering that Shareholder, the Company and any other Persons intend to make or (ii) the combination of securities that Shareholder, the Company and such other Persons intend to include in such offering are such that the success of the offering would be materially and adversely affected, then
          (A) if the size of the offering is the basis of such Underwriter's opinion, the amount of Registrable Securities to be offered for the account of Shareholder shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter; provided that in the case of a Piggyback
                       ________
          Registration, if securities are being offered for the account of Persons other than the Company, then the proportion by which the amount of such Registrable Securities intended to be offered for the account of Shareholder is reduced shall not exceed the proportion by which the amount of such securities intended to be offered for the account of such other Persons is reduced; and (B) if the combination of securities to be offered is the basis of such Underwriter's opinion, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (A) above (subject to the proviso in clause (A)), and (y) in the case of a Piggyback Registration, if the actions described in sub-clause (x) of this clause (B) would, in the judgment of the managing Underwriter, be insufficient substantially to eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

                                 ARTICLE III

                           REGISTRATION PROCEDURES

                   3.1.  Filings; Information.  In connection with
                         ____________________
          the Shelf Registration Statement pursuant to Section 2.1 hereof, the Company and Shareholder agree as follows:

                    (a) Shareholder will notify Company at least 10 days prior to making any offer or sale of any Registrable Securities pursuant to the Shelf Registration Statement. The Company shall be entitled, by notifying Shareholder within 5 days of receiving the aforementioned notice from the Shareholder, to postpone or suspend for a reasonable period of time (in no event to exceed 75 days) the offering of any Registrable Securities if the Company shall determine in good faith that such offering will interfere with a pending or contemplated financing, merger, sale or acquisition of assets, recapitalization or other corporate action or policies of the Company. If the Company elects to so postpone or suspend the offering of any Registrable Securities, the Company shall, to the extent necessary, amend or supplement the Shelf Registration Statement to permit the offering of Registrable Securities within 75 days of receiving the aforementioned notice from the Shareholder.

                    (b) The Company will, if requested, prior to filing the Shelf Registration Statement or any amendment or supplement thereto, furnish to Shareholder and each applicable managing Underwriter, if any, without charge, copies thereof, and thereafter furnish to Shareholder and each such Underwriter, if any, without charge, such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as Shareholder or each such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.

                    (c) After the filing of the Shelf Registration Statement, the Company will promptly notify Shareholder of any stop order issued or, to the Company's knowledge, threatened to be issued by the Commission and use its best efforts to prevent the entry of such stop order or to remove it if entered at the earliest possible date.

                    (d) The Company will use its best efforts in cooperation with Shareholder and the Underwriters or agents, as the case may be, to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as Shareholder reasonably requests; provided that the Company will
                                    ________
               not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

                    (e)  The Company will as promptly as is
               practicable notify Shareholder, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall as promptly as practicable make available to Shareholder and to the Underwriters any such supplement or amendment. Shareholder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in the preceding sentence, Shareholder will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt by Shareholder and the Underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, Shareholder will deliver to the Company all copies, other than permanent file copies then in Shareholder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

                    (f)  The Company will deliver to Shareholder
               and each Underwriter or agent participating in an offering pursuant to the Shelf Registration Statement, without charge, as many copies of each preliminary prospectus as Shareholder or such Underwriter or agent may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to Shareholder and each Underwriter or agent participating in such offering, without charge, from time to time during the period when a prospectus is required to be delivered under the 1933 Act, such number of copies of such prospectus (as supplemented or amended) as Shareholder or such Underwriter or agent may reasonably request.

                    (g) The Company will comply with the 1933 Act and the rules and regulations of the Commission thereunder, and the 1934 Act and the rules and regulations of the Commission thereunder so as to permit the completion of the distribution of the Registrable Securities pursuant to the Shelf Registration Statement in accordance with the intended method or methods of distribution contemplated in the prospectus relating thereto.

                    (h)  Upon the request of Shareholder or the
               managing Underwriter or agent, as the case may be, or if required by the rules, regulations or instructions applicable to the registration form used by the Company, or by the 1933 Act or by any other rules and regulations thereunder in connection with the offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company will prepare a prospectus supplement that complies with the 1933 Act and the rules and regulations of the Commission thereunder and that sets forth the aggregate amount of the Registrable Securities being sold, the name or names of any Underwriters or agents participating in the offering, the price at which the Registrable Securities are to be sold, any discounts, commissions or other items constituting compensation, and such other information as Shareholder or the managing Underwriter or agent, as the case may be, and the Company deem appropriate in connection with the offering of the Registrable Securities prior to its being used or filed with the Commission.

                    (i) The Company may require the Shareholder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as may be legally required in connection with such registration.

                    (j)  The Company will enter into customary
               agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities.

                    (k)  The Company will furnish to Shareholder
               and to each Underwriter a signed counterpart, addressed to Shareholder or such Underwriter, of (i) an opinion or opinions of counsel to the Company and
               (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as Shareholder or the managing Underwriter reasonably requests.

                    (l) The Company will make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and the rules and regulations of the Commission thereunder.

                    (m)  The Company will use its reasonable
               efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                    3.2.  Registration Expenses.  In connection
                          _____________________
          with the Shelf Registration Statement and in connection with any Piggyback Registration, the Company shall pay, the following expenses incurred in connection with such registration: (i) filing fees with the Commission, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) fees and expenses incurred in connection with the listing of the Registrable Securities, (v) fees and expenses of counsel and independent certified public accountants for the Company and (vi) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration. The Shareholder shall pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and any out-of-pocket expenses of Shareholder.

                                  ARTICLE IV

                       INDEMNIFICATION AND CONTRIBUTION

                    4.1.  Indemnification by the Company.  The
                          ______________________________
          Company agrees to indemnify and hold harmless Shareholder, its officers and directors, and each Person, if any, who controls Shareholder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information, relating to Shareholder or the plan of distribution furnished in writing to the Company by or on behalf of Shareholder expressly for use therein; provided
                                                           ________
          that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of Shareholder if a copy of the most current prospectus at the time of the delivery of the Registrable Securities was not provided to purchaser and such current prospectus would have cured the defect giving rise to such loss, claim, damage or liability and was in fact previously furnished to the Shareholder and the managing Underwriters, if any, in quantities sufficient to deliver the same to all such purchasers. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of Shareholder provided in this Section 4.1.

                    4.2.  Indemnification by Shareholder.
                          ______________________________
          Shareholder agrees to indemnify and hold harmless the Company, its officers and directors, and each Person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to Shareholder, but only with reference to information relating to Shareholder or the plan of distribution furnished in writing by or on behalf of Shareholder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Shareholder also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2.

                    4.3.  Conduct of Indemnification Proceedings.
                          ______________________________________
          In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to
          Section 4.1 or Section 4.2, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                    4.4.  Contribution.  If the indemnification
                          ____________
          provided for in this Article IV is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to herein, then in lieu of such indemnification (i) as between the Company, on the one hand, and the Shareholder, on the other hand, the Company and Shareholder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company and Shareholder, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of Shareholder, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations and (ii) as between the Company and the Shareholder, on the one hand, and the Underwriters or agents, on the other hand, the Company, Shareholder, Underwriters and agents shall contribute to such aggregate losses, liabilities, claims, damages and expenses in proportion such that (x) the Underwriters and agents are responsible for that portion represented by the percentage that the underwriting discounts and commissions for the offering appearing on the cover page of the relevant prospectus (or, if not set forth on the cover page, that are applicable to the relevant offering) bear to the initial public offering price appearing on the cover page (or, if not set forth on the cover page, that are applicable to the offering), and (y) Shareholder and the Company are responsible to contribute pro rata, based upon the amount of net proceeds realized by each, in respect of the balance.

               The relative fault of the Company on the one hand and Shareholder on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by Shareholder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                    The Company and Shareholder agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article IV, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and Shareholder shall not be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses) received by Shareholder exceeds the amount of any damages which Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE V

                                MISCELLANEOUS

                    5.1.  Participation in Underwritten
                          _____________________________
          Registrations.  No Person may participate in any
          _____________
          underwritten registered offering contemplated hereunder unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these Registration Rights.

                    5.2.  Rule 144.  The Company covenants that it
                          ________
          will file any reports required to be filed by it under the 1933 Act and the 1934 Act and that it will take such further action as Shareholder may reasonably request to the extent required from time to time to enable Shareholder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of Shareholder, the Company will deliver to Shareholder a written statement as to whether it has complied with such reporting requirements.

                    5.3.  Holdback Agreements.  Shareholder agrees
                          ___________________
          not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, including any sale pursuant to Rule 144 under the 1933 Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of a registration statement for any shares of Common Stock or Preferred Stock.

                    5.4.  Transfer of Registration Rights.  None of
                          _______________________________
          the rights of Shareholder under this Agreement shall be assignable by Shareholder, except to "Permitted
          Transferees" as defined under the Articles of Incorporation of Adonis.

                    5.5.  Notices.  All notices, requests and other
                          _______
          communications to either party hereunder shall be in writing (including telecopy or similar writing) and shall be given,

                    if to the Company, to:

                         Butterfly, Inc.
                         c/o Aetna Life and Casualty Company
                         151 Farmington Avenue
                         Hartford, CT 06156-7505
                         Telecopier: 860-549-6755
                         Attention:  Richard L. Huber
                                     Vice Chairman

                    and

                         Butterfly, Inc.
                         c/o U.S. Healthcare, Inc.
                         980 Jolly Road
                         P.O. Box 1109
                         Blue Bell, PA 19422
                         Telecopier: 215-283-6401
                         Attention:  David Simon

                    with a copy to:

                         David L. Caplan
                         Davis Polk & Wardwell
                         450 Lexington Avenue
                         New York, New York  10017
                         Telecopy:  (212) 450-4800

                    if to Shareholder, to:

                         Leonard Abramson
                         c/o U.S. Healthcare, Inc.
                         980 Jolly Road
                         P.O. Box 1109
                         Blue Bell, PA 19422
                         Telecopier: 215-283-6858

                    with a copy to:

                         Howard S. Godwin, Jr.
                         Brown & Wood
                         One World Trade Center
                         New York, New York  10048
                         Telecopy: (212) 839-5599

          or such other address or telecopier number as such party may hereafter specify for the purpose by notice to the other party hereto. Each such notice, request or other communication shall be effective when delivered at the address specified in this Section 5.5.

                    5.6.  Amendments; No Waivers.
                          ______________________

                    (a)  Any provision of this Agreement may be
          amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Shareholder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.

                    (b)  No failure or delay by any party in
          exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                    5.7.  Successors and Assigns.  The provisions
                          ______________________
          of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

                    5.8.  Counterparts; Effectiveness.  This
                          ___________________________
          Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

                    5.9.  Entire Agreement.  This Agreement
                          ________________
          constitutes the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect thereto. No representation, inducement, promise, understanding, condition or warranty not set forth herein or therein has been made or relied upon by any of the parties hereto.

                    5.10.  Governing Law.  This Agreement shall be
                           _____________
          construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of law rules of such state.

                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        BUTTERFLY, INC.

                                        By:    /s/ Richard Huber
                                        ________________________
                                        Name:   Richard Huber
                                        Title:  Vice President

                                        /s/ Leonard Abramson
                                        ____________________
                                        LEONARD ABRAMSON